UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	December 1, 2003
(Date of earliest event reported)

Matrix Service Company

(Exact name of registrant as specified in its charter)

0-18716

(Commission File Number)

Delaware	73-1352174
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10701 East Ute Street Tulsa, Oklahoma	74116
(Address of principal executive offices)	(Zip Code)

(918) 838-8822

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required Regulation FD Disclosure

On December 1, 2003, Matrix Service Company (the “Registrant”) determined that it was appropriate to disclose the adoption by Michael J. Hall, the Chief Financial Officer of the Registrant, of a plan (the “Plan”) to sell Common Stock of the Registrant. The Plan is intended to satisfy the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Plan was adopted by Mr. Hall to diversify his investment portfolio. After the sales permitted under the Plan, Mr. Hall will remain the beneficial owner of 156,000 shares of the Registrant’s Common Stock, including 108,000 shares subject to unexercised stock option agreements. The Registrant determined that such disclosure was appropriate in order to avoid confusion in the market place that is sometimes related to the sale of an issuer’s common stock by its Chief Financial Officer.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Rule 10b5-1 Plan of Michael J. Hall

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIX SERVICE COMPANY

Dated: December 2, 2003	By:	/s/ Michael J. Hall

Michael J. Hall Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rule 10b5-1 Plan of Michael J. Hall